SCHEDULE 14A
                                 (RULE 14a-101)

                            ------------------------

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                            ------------------------



Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary proxy statement
[x] Definitive proxy statement
[ ] Definitive additional materials
[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
[ ] Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))


                        StockCar Stocks Mutual Fund, Inc.
                  --------------------------------------------------
                  (Name of Registrant as Specified in Its Charter)



Payment of Filing Fee (Check the appropriate box):

[x]  No Fee Required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) (4) and 0-11.

(1)    Title of each class of securities to which transaction applies:

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(2)    Aggregate number of securities to which transaction applies:

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

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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(4)    Proposed maximum aggregate value of transaction:

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(5)    Total fee paid:

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[ ]    Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form of schedule and the date of its filing.

(1)    Amount previously paid:

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(2)    Form, schedule or registration statement no:

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(3)    Filing party:

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(4)    Date filed:

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

                        StockCar Stocks Mutual Fund, Inc.

                           256 Raceway Drive, Suite 11

                        Mooresville, North Carolina 28115
                                                                   March 1, 2000


Dear Shareholder:

         StockCar Stocks Advisors, LLC, the Investment Manager for StockCar Stocks Mutual Fund, Inc., has agreed to sell its business assets to Conseco Capital Management, Inc. ("CCM"), a subsidiary of Conseco, Inc. Conseco, Inc. is a financial holding company and is also the official financial services sponsor of NASCAR. More information about CCM and Conseco, Inc. can be found inside the proxy statement.

         We are sending this proxy statement to you because your vote is important to the planned StockCar Stocks Advisors transaction. Because of the acquisition, it is necessary for your fund to approve a new investment advisory agreement, to approve a new Rule 12b-1 plan, to approve the Amended and Restated Articles of Incorporation, to elect a new Board of Directors and to ratify the selection of PricewaterhouseCoopers LLP as the Fund's independent auditors for the current fiscal year.

         Your Fund Board has approved the proposals and recommends them for your approval. I encourage you to vote in favor of the proposals. PLEASE VOTE NOW TO HELP SAVE THE COST OF ADDITIONAL SOLICITATIONS.

         As always, we thank you for your confidence and support.


Sincerely,


/s/ John P. Allen, II
-------------------------
John P. Allen, II
President

                        StockCar Stocks Mutual Fund, Inc.

                           256 Raceway Drive, Suite 11

                        Mooresville, North Carolina 28115
                                                                   March 1, 2000


Dear Shareholder:

We would like to tell you about a special shareholder meeting of StockCar Stocks Mutual Fund, Inc. (the "Fund"), which is described in the enclosed materials. A number of important proposals will be voted on.

While we encourage you to read the full text of the enclosed proxy statement, here is a brief overview of the major matters to be voted upon.

Q:       WHAT IS HAPPENING?
A. The Fund's investment manager StockCar Stocks Advisors, LLC ("SSA") has agreed to sell its business assets to Conseco Capital Management, Inc. ("CCM"), a subsidiary of Conseco, Inc. Conseco, Inc. is a financial services holding company with two major operating segments: (i) insurance subsidiaries which develop, market, and administer a wide range of health, life, and other insurance products; and (ii) finance subsidiaries, which originate, purchase, sell, and service consumer and commercial finance loans throughout the United States. For CCM to serve as investment manager of your Fund after the transaction, it is necessary for your Fund to approve a new investment advisory agreement. Your vote is also being sought to approve a new Rule 12b-1 plan to finance the distribution of the Fund's shares, to approve the Amended and Restated Articles of Incorporation, to elect a new Board of Directors, and to ratify the selection of independent auditors.

Q:       WHY AM I BEING ASKED TO VOTE ON THE  PROPOSED NEW  INVESTMENT  ADVISORY
         AGREEMENT?
A: The Investment Company Act of 1940 requires a shareholder vote if an investment management contract is assigned. CCM's transaction with SSA may be viewed as such an assignment. As a result, shareholder approval of a new investment advisory agreement is required.

Q: HOW WILL THE STOCKCAR STOCKS/CONSECO TRANSACTION AFFECT ME AS A FUND SHAREHOLDER?
A: You will still own the same number of shares in the same Fund. If the new investment advisory agreement and Rule 12b-1 plans are approved and the transaction is consummated, the Fund's total annual operating expenses will increase 0.09%, but will not exceed 1.50% on an annual basis for a period of two years following the proposed transaction. CCM has committed to provide all resources necessary to provide your Fund with top quality investment management and shareholder services.

Q:       HOW DO THE BOARD MEMBERS OF MY FUND SUGGEST THAT I VOTE?
A: After careful consideration, the Board members of your Fund, including the independent members, recommend that you vote "For" all the items on the enclosed ballot.

Q:       WHO IS  PAYING  THE COST OF THE  SHAREHOLDER  MEETING  AND  THIS  PROXY
         SOLICITATION?
A: CCM and StockCar Stocks Advisors, LLC, are paying all costs of the Fund's shareholder meeting and proxy solicitation. Your Fund is not paying for any of these costs.

                        StockCar Stocks Mutual Fund, Inc.
                           256 Raceway Drive, Suite 11
                        Mooresville, North Carolina 28115

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                         TO BE HELD ON APRIL 12, 2000

To our Shareholders:

         You are invited to attend a special meeting of shareholders of the StockCar Stocks Mutual Fund, Inc. (the "Fund"). The meeting will be held at Conseco Conference Center, 530 College Drive, Carmel, Indiana, 11:00 a.m., local time, April 12, 2000, for the following purposes and to transact such other business as may properly come before the meeting or any adjournment of the meeting:

1. To approve a new investment advisory agreement with Conseco Capital Management, Inc. (Proposal No. 1);

2.       To approve a new Rule 12b-1 distribution plan (Proposal No. 2);

3.       To approve Amended and Restated Articles of Incorporation (Proposal No.
         3);

4.       To elect six (6) Directors to the Board of Directors (Proposal No. 4);

5. To ratify the selection of PricewaterhouseCoopers LLP as the Fund's independent auditors for the current fiscal year (Proposal No. 5); and

6. To transact such other business as may properly come before the meeting or any adjournment thereof.


The Board of Directors of the Fund has selected the close of business on February 16, 2000 as the record date for the determination of shareholders of the Fund entitled to notice of and to vote at the meeting. Shareholders are entitled to one vote for each share held.

                                            By Order of the Board of Directors

                                            /s/ KIMETHA TORRENCE
                                            --------------------
                                            Kimetha Torrence, Secretary


March 1, 2000

Whether Or Not You Expect To Attend The Meeting, Please Sign And Promptly Return The Enclosed Proxy In The Enclosed Self-Addressed Envelope. To Avoid The Additional Expense To The Fund Of Further Solicitation, We Ask Your Cooperation In Mailing In Your Proxy Promptly. Instructions For The Proper Execution Of Proxies Are Set Forth On The Inside Cover.

                        STOCKCAR STOCKS MUTUAL FUND, INC.
                           256 Raceway Drive, Suite 11
                        Mooresville, North Carolina 28115

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                                 PROXY STATEMENT

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The  accompanying  proxy is being  solicited  by the  Board  of  Directors  (the
"Board") of the StockCar Stocks Mutual Fund, Inc. (the "Company") for voting at the special meeting of shareholders of the Company to be held at Conseco Conference Center, 530 College Drive, Carmel, Indiana, 11:00 a.m., local time, April 12, 2000, and at any and all adjournments thereof (the "Meeting"). This proxy statement was first mailed to shareholders on or about March 6, 2000.

The Company currently offers a single series of shares, the StockCar Stocks Index Fund (the "Fund"), which is divided into two classes: Direct Class and Advisor Class. Shares of each class represent a proportionate interest in the Fund's assets allocable to that class.

Shareholders of the Fund are being asked to approve the following five proposals, which are described in more detail below:

o        Proposal 1 - Approval of a new investment advisory agreement

o        Proposal 2 - Approval of a new Rule 12b-1 plan

o        Proposal 3 - Approval of Amended and Restated Articles of Incorporation

o        Proposal 4 - Election of a new Board of Directors

o        Proposal 5 -   Ratification     of    the    Board's    selection    of
         PricewaterhouseCoopers LLP to serve as the Fund's independent auditors for the current fiscal year

The vote required to approve each proposal is described under the "Other Information" section of this proxy statement. All shareholders are asked to vote on all proposals. Except for the approval of a new Rule 12b-1 plan, each of the proposals will be voted on by shareholders of the Fund as a whole. The Rule 12b-1 plan will be implemented with respect to a class only with the approval of the shareholders of that class.

The Board has fixed the close of business on February 16, 2000 ("Record Date") as the record date for the determination of shareholders of the Fund entitled to notice of and to vote at the Meeting. As of February 16, 2000, the Fund had 286,204 Direct Class and 21,367 Advisors Class shares issued and outstanding.

                    PROPOSAL 1: APPROVAL OF A NEW INVESTMENT
                               ADVISORY AGREEMENT


INTRODUCTION

StockCar Stocks Advisors, LLC ("SSA"), located at 256 Raceway Drive, Suite 11, Mooresville, NC, serves as the Fund's investment adviser and manager pursuant to an investment advisory agreement ("current advisory agreement") dated September 15, 1998, which was approved by the Board and the sole shareholder on September 2, 1998. SSA has agreed to sell substantially all of its assets to Conseco Capital Management, Inc. ("CCM"), a subsidiary of Conseco, Inc. ("Conseco") (the "Transaction"). The closing ("Closing") of the Transaction will take place on April 28, 2000 or as soon thereafter as all the closing conditions are satisfied.

Conseco is a financial services holding company with two major operating segments: (i) insurance subsidiaries, which develop, market, and administer a wide range of health, life, and other insurance products; and (ii) finance subsidiaries, which originate, purchase, sell, and service consumer and commercial finance loans throughout the United States. On September 3, 1999, Conseco became the "Official Financial Services Provider of NASCAR" through a marketing partnership with NASCAR. Involvement with the Stockcar Stocks Fund will enhance this marketing initiative.

As a result of the Transaction, assuming shareholder approval of the proposals described in this proxy statement, CCM will serve as the Fund's new investment advisor and Conseco Equity Sales, Inc. ("CES") will serve as the Fund's new distributor. It is anticipated that total operating expenses will increase 0.09% compared with current total operating expenses of 1.41%, but will not exceed 1.50% for a period of two years following the Closing. It is also anticipated that other affiliates of CCM will provide other services to the Fund. As a result of the Transaction, the advisory fee charged to the Fund will increase by 0.15%, but in the administrative fee will decrease by 0.26%. However, the new administrator, an affiliate of CCM, will not assume some of the expenses which are currently paid for by SSA under its operating services agreement with the Fund, including expenses related to (1) payments to sub-contractor's for fund accounting, fund administration, transfer agency and custodian services; (2) external auditor's fees; (3) legal counsel fees; (4) blue sky registration fees;
(5) fidelity bond premiums and (6) Board of Directors compensation and expenses. However, for a period of two years after the Closing, CCM has agreed to assume all Fund expenses in excess of 1.50%. In addition, the distribution fee charged to each class of the Fund will remain at its current level.

Consummation of the Transaction will be an "assignment" of the Fund's advisory agreement with SSA, as that term is defined in the Investment Company Act of 1940 (the "1940 Act"). As required by the 1940 Act, the current advisory agreement automatically terminates in the event of its assignment. To ensure that the Fund will continue to receive advisory services following the Transaction, a new investment advisory agreement between the Fund and CCM ("proposed advisory agreement") is being proposed for approval by shareholders of the Fund. A copy of the form of the proposed advisory agreement is attached hereto as Exhibit A.

Information   about  the   Board's   deliberations   and  the  reasons  for  its
recommendation are described below in "Board Considerations."

COMPARISON OF THE CURRENT AND PROPOSED ADVISORY AGREEMENTS

If the proposed advisory agreement is approved by shareholders and the Transaction is consummated, CCM will act as the Fund's investment adviser. Under the proposed advisory agreement CCM would provide a continuous investment program for the Fund and, as part of its duties, would: (i) furnish investment research and management with respect to the investment of the Fund's assets, (ii) determine from time to time securities or other investments to be purchased, sold, retained, or lent by the Fund, (iii) furnish, without cost to the Fund, office space, equipment, facilities, and personnel to the Fund to the extent not provided by the Fund's administrator, (iv) maintain the Fund's books and records, (v) permit its directors, officers, and employees to serve, without compensation from the Company or the Fund, as Directors or officers of the Company, and (vi) provide periodic and special reports on the Fund's investments and other pertinent subjects as the Board may reasonably request. These services are the same as those provided by SSA under the current advisory agreement.

Under the proposed advisory agreement, the Fund will pay CCM an advisory fee computed at the annual rate of 0.65% of the average daily net assets of the Fund, as determined in accordance with the Fund's Prospectus and Statement of Additional Information. The Fund currently pays SSA an advisory fee at the annual rate of 0.50% of average daily net assets of the Fund. Total annual operating expenses are expected to increase 0.09% to 1.50%, but will not exceed this level for a period of two years following Closing. This minimal increase is a result of an "unbundling" of current service agreements and a subsequent restructuring of proposed agreements to more closely meet industry standards. The Fund paid investment advisory fees to SSA, for the fiscal year ended September 30, 1999 totaling $11,599 (0.50% of average daily net assets). It is estimated that under the proposed investment advisory agreement, the Fund would have paid investment advisory fees to CCM totaling $15,027 (0.65% of average daily net assets) for the same time period. This difference is an increase of $3,428 (0.15% of average daily net assets).

This "unbundling" of current service agreements would eliminate the investment adviser as the Fund's administrator. SSA received $18,821 for services provided pursuant to the operating services agreement for the fiscal year ended September 30, 1999. Under this operating services agreement between the Fund and SSA, most expenses of the Fund are borne directly by SSA. These expenses, include, but are not limited to (1) payments to sub-contractors for fund accounting, fund administration, transfer agency and custodian services, (2) external auditors fees, (3) legal counsel fees, (4) blue sky registration fees, (5) fidelity bond premiums and (6) Board of Director's compensation and expenses. In the Fund's fiscal year ended September 30, 1999, because of the operating services agreement obligates SSA to pay for all operating services, it is estimated that SSA paid in excess of $135,000 (5.8% of average daily net assets) in fund expenses (such as those listed above) and there were no "other expenses" when calculating total current operating expenses (see Table on page 4).

Under the proposed service agreements, the Fund will contract directly with the service providers and allocate fund expenses more consistently with industry practices. As noted, CCM will waive receipt of its fees and/or assume certain expenses of the Fund for two years after the closing of its Transactions, if it becomes necessary to help ensure that the Fund's total annual operating expenses do not exceed 1.50% annually. This 1.50% expense limitation is consistent with SSA's current commitment in the Fund's statement of additional information dated February 1, 2000. A table describing the current and pro forma fees and expenses of the Fund as follows:



                                FEES AND EXPENSES

The table below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. The pro forma information reflects the effects of the Transaction. The information set forth below is based on the Fund's fees and expenses for the year ended September 30, 1999.


       Shareholder Fees                       Current                             Pro Forma
   (fees paid directly from        -------------------------------      -----------------------------
       your investment)            Advisor Class      Direct Class      Advisor Class    Direct Class
----------------------------       -------------      ------------      -------------    ------------
Maximum Sales Charge
(Load) Imposed on                     4.00%              None              4.00%             None
 Purchases
(as a percentage of
offering price)

Redemption Fees(1)
                                      0.50%              0.50%             0.50%             0.50%




   Annual Fund Operating Expenses                  Current                          Pro Forma
  (expenses that are deducted from        (for both Advisor and Direct     (for both Advisor and Direct
            fund assets)                            Class)                            Class)
------------------------------------       --------------------------      ----------------------------
Management and                                      1.16%                             1.05%(2)
Administration Fees


Distribution and/or Service                         0.25%                             0.25%(3)
(12-1) Fees


Other Expenses                                      0.00%                             0.71%
                                                    ----                              ----


Total Annual Fund Operating Expenses                1.41%                             2.01%
                                                    ====
Less: Expense Waivers and/or Reimbursement                                           (0.51%)

Total Net Expenses                                                                    1.50%(4)
                                                                                      ====


1.       Redemption fee of 0.50% for redemptions within the first six months.

2. Management fees include fee of 0.65% for investment advisory services to Conseco Capital Management, Inc., and 0.40% for administrative and other services to Conseco Services, LLC.

3. 12b-1 fees cover a fund's sales, marketing and promotional expenses. Because they are paid out of the fund on an ongoing basis, they increase the cost of your investment the longer you hold it and may end up costing you more than other types of sales charges.

4. CCM has contractually agreed to waive receipt of fees and/or pay certain expenses of the fund, if it becomes necessary, to help ensure that the fund's total annual operating expenses do not exceed 1.50% annually for two years after the closing of the Transaction.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and the Fund's operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                                  One Year   Three Years  Five Years   Ten Years
                                  --------   -----------  ----------   ---------

Direct Class                        $150        $466        $ 804        $1760
Advisors Class                      $544        $835        $1147        $2027


For the Advisor Class shares, the maximum front-end sales charge of 4.00% of your purchase amount is included in these calculations. There is no sales load charged on Direct Class shares.

A redemption fee, charged on both the Advisor and Direct Class, of 0.50% of net assets redeemed prior to six months is not included in these calculations. If that fee were included, your costs would be higher.

Additional information about the administrative services is provided below in "Other Information Concerning CCM and Affiliates of CCM."

In order to conform with the "safe harbor" provisions of Section 15(f) of the 1940 Act with respect to the Transaction, CCM has agreed that it would use its reasonable best efforts (1) for a period of two years after the Closing, to ensure that there would not be imposed on the Fund an "unfair burden" (as defined in the 1940 Act) as a result of the Transaction, and (2) for three years after the Closing, to ensure that at least 75% of the members of the Board are members of the Board who are not parties to the proposed advisory agreement or interested persons of any such party ("Independent Directors"). For at least two years, CCM will limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary expenses) to the annual rate noted above. As a result, the maximum expense ratio borne by the Fund will remain capped at its current level for two years after the closing of the Transaction.

Under the proposed advisory agreement, CCM shall bear and pay the costs of rendering its services pursuant to the terms of the agreement, including the fees paid to any sub-adviser which CCM may retain. The Fund shall bear and pay for all other expenses of its operation. The current advisory agreement provides that the Fund shall pay all costs and expenses in connection with its operation and organization except to the extent that SSA has assumed such costs and expenses or that SSA is required by law to pay them.

The current and proposed advisory agreements both provide that the adviser shall not be liable for any error of judgment, or for any loss suffered by the Fund in connection with the matters to which the advisory agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Fund's adviser in the performance of its obligations and duties or by reason of its reckless disregard of its obligations and duties under the advisory agreement.

The proposed advisory agreement for the Fund will be dated as of the date of the consummation of the Transaction. The proposed advisory agreement will continue in effect for an initial term of two (2) years and may continue thereafter from year to year if specifically approved at least annually by vote of "a majority of the outstanding voting securities" of the Fund, as defined under the 1940 Act, or by a majority of the Board and, in either event, the vote of a majority of the Independent Directors, cast in person at a meeting called for such purpose.

ALLOCATION OF PORTFOLIO TRANSACTIONS

Under the current advisory agreement, SSA implements the Fund's policy of seeking best execution of purchases and sales of portfolio securities for the Fund's account. SSA may, however, pay a higher broker commission or dealer spread on those transactions in exchange for research, analysis, and other services. SSA must then determine in good faith that the commission or spread is reasonable in terms of the particular transaction or of SSA's overall responsibility to the Fund and that the total commissions paid by the Fund will be reasonable in relation to the anticipated benefits to the Fund over the long term.

Under the proposed advisory agreement, with respect to the allocation of portfolio transactions, CCM will follow procedures substantially similar to SSA's procedures, with a few minor differences. Under the proposed advisory agreement, any research benefits derived will be available for all clients of CCM;, including clients of affiliated companies. In selecting among firms believed to meet the criteria for handling a particular transaction, CCM may give consideration to those firms that have sold or are selling shares of the Fund, as well as to those firms that provide market, statistical, and other research information to the Fund and CCM. CCM may in certain instances be permitted to pay higher brokerage commissions solely for receipt of market, statistical, and other research services if CCM determines in good faith that the greater commission is reasonable in relation to the value of the research services provided by the executing firm viewed in terms either of a particular transaction or CCM's overall responsibilities to the Fund or other clients.

OTHER INFORMATION CONCERNING CCM AND AFFILIATES OF CCM

The following information concerning CCM and affiliates of CCM has been provided to the Fund by CCM. As described below, CCM anticipates that, after the Closing, a number of CCM affiliates will provide services to the Fund and that the officers of the Fund will also change.

Conseco was incorporated in 1979, began operations in 1982 and became a public company in 1985. Conseco is a leading consumer financial services company, with a broad array of insurance, investment and lending products. Conseco today has approximately $97 billion of managed assets. CCM manages over $34 billion for institutional and individual clients in a variety of fixed income and mid-cap equity portfolios. CCM also manages a total of 12 mutual funds, which are series of Conseco Series Trust and Conseco Fund Group, as well as one closed-end investment company. The advisory fee schedule for those funds is set forth in Exhibit C. Conseco's and CCM's home office is located at 11815 North Pennsylvania Street, Carmel, Indiana, 46032.

The current senior officers of CCM and their principal occupations are set forth below.

   NAME AND ADDRESS         POSITION HELD         PRINCIPAL OCCUPATION(S)
                            WITH CCM              DURING PAST 5 YEARS
Maxwell E. Bublitz          President and         Chartered Financial Analyst. President
11825 N. Pennsylvania St.   Director              and Director of CCM. Previously,
Carmel, IN 46032                                  Senior Vice President, CCM. President
                                                  and Trustee of other mutual funds
                                                  managed by the CCM.

Gregory J. Hahn             Senior Vice           Chartered Financial Analyst. Senior
11825 N. Pennsylvania St.   President             Vice President, CCM. Trustee and
Carmel, IN 46032                                  portfolio manager of other mutual funds
                                                  managed by CCM.

Thomas A. Meyers            Senior Vice           Senior Vice President, Director of
11825 N. Pennsylvania St.   President, Director   Marketing of CCM.
Carmel, IN 46032            of Marketing

Thomas J. Pence             Senior Vice           Senior Vice President of CCM.
11825 N. Pennsylvania St.   President
Carmel, IN 46032

Albert J. Gutierrez         Senior Vice           Senior Vice President of CCM.
11825 N. Pennsylvania St.   President
Carmel, IN 46032


After the Closing, provided that Proposal 2 below is approved by shareholders, it is anticipated that CES, a wholly owned subsidiary of Conseco and an affiliated person of CCM, will act as the distributor of shares of the Fund and will furnish certain other services to the Fund, as fully described in Proposal 2.

After the Closing, it is anticipated that Conseco Services, LLC ("Conseco Services"), an affiliated person of CCM, will replace SSA as the Fund's administrator. The administrator supervises all aspects of the operations of the Fund except those performed by the adviser. Under the proposed administration agreement, Conseco Services would supervise the preparation and filing of all documents required for compliance by the Fund with applicable laws and regulations, supervise the maintenance of books and records of the Trust, and provide other general and administrative services. Conseco Services may, at its own expense, arrange for provision of any of these services by other companies. For providing these services, Conseco Services is expected to receive compensation at an annual rate of 0.40% for the first $50,000,000; 0.30% for the next $25,000,000; and 0.20% in excess of $75,000,000 of the Fund's average daily net assets. The services provided by Conseco Services would commence after the Closing. The Fund paid administrative service fees to SSA for the fiscal year ended September 30, 1999 totaling $18,821 (0.66% of average daily assets). It is estimated that under the proposed administrative services agreement, the Fund would have paid administrative services fees to Conseco Services, LLC totaling $9,247 (0.40% of average daily net assets) for the same time period. This difference is a reduction of $9,574 (0.41% of average daily net assets).

BOARD CONSIDERATIONS

The Board met on February 7, 2000 to consider the Transaction and its anticipated effects upon the Fund and upon the investment management and other services provided to the Fund.

In connection with its deliberations, the Board evaluated the terms and conditions of the proposed advisory agreement with CCM. The Board considered that, although the proposed advisory fee would be 0.15% higher than the current advisory fee, and total fund expenses would increase 0.09%, CCM would waive receipt of its fees and/or assume certain expenses of the Fund to ensure that the Fund's Total Annual Expenses will not exceed 1.50% of the Fund's average daily net assets for two years following the Closing of the Transaction. The Board also considered a number of other factors, including the following: (1) CCM's assurance that mutual funds are a core business in a strategic market and would be an integral part of CCM's continuing asset management strategy; (2) the expectation that the Fund's investment objective, strategies, and policies would not materially change as a result of the Transaction; (3) the expectation that the nature and quality of the investment services provided to the Fund by CCM would be substantially equivalent to the services provided by SSA; (4) CCM's intention to conform the proposed advisory agreement and other arrangements for Fund services to the safe harbor provisions of Section 15(f) of the 1940 Act;
(5) the potential to expand the distribution of the Fund's shares; (6) the additional administrative and financial services that a larger organization such as

CCM can provide; and (7) the access that Fund's shareholders would have to other Conseco funds through the anticipated exchange privileges with those funds.

The Board was informed that Mr. John P. Allen II, Director and President of the Fund, and Ms. Kimetha L. Torrence, Director and Secretary of the Fund, respectively have an approximately 36% and 18% interest in SSA and therefore have a financial interest in the Transaction. Conseco has agreed to pay SSA over the following four years an amount up to a maximum of $5,000,000 for SSA's assets. The exact amount of the purchase price will be based on future sales of Fund shares. The Board was informed that Conseco Services, LLC will enter into Employment Agreements with Mr. Allen and Ms. Torrence, who would become officers of Conseco Equity Sales after the Closing. Mr. Allen and Ms. Torrence further informed the Board that, in such capacities, they would be responsible for the day-to-day marketing and sales activities of the Fund. The Board, including the independent Directors, noted with approval that Mr. Allen and Ms. Torrence would be continuing to serve the Fund and that there would be a continuity of service to the Fund. In that regard, the Board was also informed that Mr. Robert Carter, currently portfolio manager for SSA, with day-to-day responsibility for the investment of the Fund's assets, would be entering into an Employment Agreement with CCM primarily with respect to managing the StockCar Stock Index.

The Board also considered the possible direct and indirect benefits to CCM from its advisory relationship to the Fund, including the receipt of investment research from broker-dealers who execute portfolio trades for the Fund. Other benefits which may flow to CCM or Conseco, Inc. from the advisory relationship include: the benefit to CCM of having increased revenues from advisory fees if the assets of the Fund increase; and the benefit to Conseco, Inc. of enhancing their product lines by offering Fund shares.

Thereafter, the Board was given CCM's financial reports and other information regarding CCM and Conseco. In addition, counsel to the Board and the Independent Directors distributed an analysis of the Board's fiduciary obligations with respect to approving a new advisory agreement.

As a result of their deliberations and consideration of the Transaction and the new advisory agreement, at its meeting on February 7, 2000, the Board, including the Independent Directors voting separately, voted to approve the new advisory agreement and to recommend it to shareholders for their approval.

           The Board recommends that shareholders vote FOR Proposal 1.

          PROPOSAL 2: APPROVAL OF A NEW RULE 12b-1 PLAN OF DISTRIBUTION

INTRODUCTION

Consummation of the Transaction will be an "assignment" of the Fund's 12b-1 Plan, as that term is defined in the 1940 Act, and it will be necessary to adopt a new Rule 12b-1 Plan. An investment company may pay for the distribution of its shares pursuant to a plan of distribution (a "Rule 12b-1 Plan") that complies with the provisions of Rule 12b-1 under the 1940 Act. The Fund's current Rule 12b-1 Plan for Direct Class shares and Advisor Class shares was approved by the Board on April 29, 1999 and by the Fund's shareholders on May 26, 1999. Under this Rule 12b-1 Plan, the Fund's Advisor, SSA, receives a distribution fee, payable as an expense of the Direct Class shares and Advisor Class shares of the Fund, which SSA uses to pay for services related to the distribution of Fund shares and to pay Declaration Distributors, Inc. the current principal underwriter, located at 555 North Lanes, Suite 6160, Conshohocken, P.A. For the fiscal year ended September 30, 1999, total 12b-1 fees accrued and paid were $2,227 (0.25% of average daily net assets) for the Direct Class and $62 (0.25% of average daily assets) for the Advisor Class.

In order to reflect the provision of services by CES, the Board including a majority of the Independent Directors who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan ("Plan Directors"), voted, on February 7, 2000, to approve the new Rule 12b-1

Plan, and directed that it be submitted to the Direct Class and Advisor Class shareholders of the Fund at the Meeting, along with a recommendation that such shareholders approve such Rule 12b-1 Plan. If the new Rule 12b-1 Plan is approved, it will become effective and will replace the current Rule 12b-1 Plan upon consummation of the Transaction. A form of the new Rule 12b-1 Plan is attached hereto as Exhibit B.




DESCRIPTION OF THE NEW RULE 12b-1 PLAN

Assuming approval of this Proposal by shareholders, under the new Rule 12b-1 Plan, CES would receive a distribution fee, payable as an expense of the Direct Class shares and the Advisor Class shares of the Fund, to pay for distribution services. CES would bear all the expenses of providing such services, including the payment of any commissions or distribution fees. Under the current 12b-1 Plan, a distribution fee is payable to SSA for distribution services and SSA bears all the expenses of providing these distribution services. Under the new 12b-1 Plan, CES would provide for the preparation of advertising or sales literature and bear the cost of printing and mailing prospectuses to persons other than existing shareholders. The major difference between the current and proposed 12b-1 Plan is the detail that is used within the Plan to describe the shareholder services to be provided to the Fund by CES. Under the new Rule 12b-1 Plan, the distributor may spend such amounts as it deems appropriate on the servicing of shareholder accounts, including, but not limited to, maintaining account records for shareholders; answering inquiries relating to shareholders' accounts, the policies of the Fund, and the performance of their investments; providing assistance and handling transmission of funds in connection with purchase, redemption, and exchange orders for shares; providing assistance in connection with changing account setups and enrolling in various optional services; and producing and disseminating shareholder communications or servicing materials; and may pay compensation and expenses, including overhead, salaries, and telephone and other communications expenses, to authorized dealers and employees who provide such services.

Under both the new and proposed Rule 12b-1 Plans, each class of the Fund pays or would pay the distributor a fee computed at the annual rate of 0.25% of the average daily net assets of each respective class of the Fund.

In addition to providing distribution services, CES may enter into related selling group agreements with various broker-dealers, including affiliates of CES, that provide distribution services to investors. As part of those selling group agreements, CES may assign some or all of the fees payable under the Rule 12b-1 Plan to the brokers, dealers, and other financial services who sell shares of the Fund.

The new Rule 12b-1 Plan will continue in effect for an initial term of one year and may continue thereafter from year to year for a class if specifically approved at least annually by vote of a "majority of the outstanding voting securities" of that class, as defined under the 1940 Act, or by the Board, including, in either event, the vote of a majority of the Independent Directors, cast in person at a meeting called for such purpose.

Pursuant to the new Rule 12b-1 Plan, CES will prepare reports to the Board on a quarterly basis showing the amounts paid to the various firms and such other information as from time to time the Board may reasonably request.

BOARD CONSIDERATIONS

In approving the new Rule 12b-1 Plan, the Board, including the Plan Directors, concluded that the new Rule 12b-1 Plan is in the best interest of the Fund because CES, the proposed underwriter, has established distribution channels currently being used for other affiliated mutual funds that would become available to the Fund. These channels will allow for distribution of Fund shares through a significantly larger group of financial intermediaries with a goal of increasing total Fund shares sold. An increase in shares sold should spread the costs of distribution resulting in possible economies of scale that will ultimately benefit the Fund and its shareholders.

BOARD RECOMMENDATION

As a result of their consideration of the foregoing factors, the Board, including the Plan Directors voting separately, voted to approve the new Rule 12b-1 Plan and to submit it to the shareholders for their approval.

           The Board recommends that shareholders vote FOR Proposal 2.

                  PROPOSAL 3: APPROVAL OF AMENDED AND RESTATED
                            ARTICLES OF INCORPORATION

The Company is organized as a Maryland corporation under Articles of Incorporation (the "Articles") dated as of May 18, 1998. The Board has approved certain changes to the Articles and has advised that shareholders approve the proposed Amended and Restated Articles of Incorporation (the "Amended Articles"). A copy of the Amended Articles is attached hereto as Exhibit D.

The Amended Articles set forth in greater detail the manner in which the Company operates. In addition, the Amended Articles would provide the Fund with greater flexibility in its operations. In particular, the Amended Articles provide that the Amended Articles may be amended by the vote of a majority of all votes entitled to be cast. Currently a two-third vote is required to amend the Articles. In addition, the proposed Amended Articles expressly provide that the Board may classify or reclassify any unissued shares of the Company into separate series (i.e., additional mutual funds) or classes. The Board would also be able to set the preferences, rights, voting powers, terms of conversion, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of those shares. If the proposed Amended Articles are approved by shareholders, it is anticipated that the day-to-day operations of the Fund would be substantially the same as its current operations, but will provide the Board with increased latitude in its ability to conduct Fund business and bring the Amended Articles in line with industry standards.

                 The Board advises that you vote FOR Proposal 3.

                   PROPOSAL 4: ELECTION OF BOARD OF DIRECTORS

The current Board has nominated the six (6) individuals listed below (the "Nominees") for election to the Board to serve as the new Board of the Fund following the consummation of the Transaction. Biographical information about each Nominee is set forth below.

Each Nominee elected will serve as a director of the Fund until the next annual meeting of shareholders, or a special meeting held for that purpose; provided, however, if no annual meeting of the shareholders is required to be held in a particular year pursuant to the Company's By-Laws, Directors shall be elected at the next annual meeting held. The term of office of each Director shall be from the time of his or her election and qualification until the election of Directors next succeeding his or her election and until his or her successor shall have been elected and shall have qualified.

     Name and Age                       Principal Occupation and Business
                                          Experience for Past Five Years

William P. Daves, Jr., 74          Trustee and  Chairman of the Board of Conseco
                                   Fund Group,  Conseco Series Trust and Conseco
                                   Strategic   Income   Fund;    Consultant   to
                                   insurance    and    healthcare    industries;
                                   Director,  Chairman  of the  Board  and Chief
                                   Executive Officer, FFG Insurance Co. Address:
                                   5723 Trail Meadow, Dallas, Texas 75230.

Maxwell E. Bublitz, 44*            Trustee and  President of Conseco Fund Group,
                                   Conseco  Series  Trust and Conseco  Strategic
                                   Income  Fund;  Chartered  Financial  Analyst;
                                   CEO,   President   and   Director,   Adviser;
                                   Previously,  Senior Vice President,  Adviser.
                                   Address:  11825  North  Pennsylvania  Street,
                                   Carmel, Indiana 46032.

Dr. Jess H. Parrish, 72            Trustee of Conseco Fund Group, Conseco Series
                                   Trust  and  Conseco  Strategic  Income  Fund;
                                   Higher Education Consultant; Retired prior to
                                   1995, President,  Midland  College.  Address:
                                   2805 Sentinel, Midland, Texas 79701.

David N. Walthall, 54              Trustee of Conseco Fund Group, Conseco Series
                                   Trust  and  Conseco  Strategic  Income  Fund;
                                   Principal,    Walthall   Asset    Management;
                                   Formerly  President,  Chief Executive Officer
                                   and Director of Lyrick Corporation; Formerly,
                                   President    and    CEO,    Heritage    Media
                                   Corporation;    Formerly,   Director,   Eagle
                                   National  Bank.  Address:  1 Galleria  Tower,
                                   Suite 1050,  13355 Noel Road,  Dallas,  Texas
                                   75240.

Harold W. Hartley, 76              Trustee of Conseco Fund Group, Conseco Series
                                   Trust  and  Conseco  Strategic  Income  Fund;
                                   Chartered Financial Analyst;  Director, Ennis
                                   Business Forms, Inc.; Retired  prior to 1995,
                                   Executive Vice President,  Tenneco  Financial
                                   Services,  Inc.  Address:  317 Peppard Drive,
                                   S.W., Ft. MyersBeach, Florida 33913.

Dr. R. Jan LeCroy, 68              Trustee of Conseco Fund Group, Conseco Series
                                   Trust  and  Conseco  Strategic  Income  Fund;
                                   Director,  Southwest  Securities Group, Inc.;
                                   Retired in 1998,  President, Dallas  Citizens
                                   Council. Address:  841 Liberty, Dallas, Texas
                                   75204.

*This Nominee will be an "interested person" of the Fund as defined in the 1940 Act, due to his employment with CCM and its affiliates.

The persons named in the accompanying form of proxy intend to vote each such proxy for the election of the Nominees, unless shareholders specifically indicate on their proxies the desire to withhold authority to vote for elections to office. Should any of the Nominees become unable to accept election, the persons named in the proxy will exercise their voting power in favor of such person or persons as the Board may recommend. Each Nominee has consented to being named in this proxy statement and has agreed to serve as a Director if elected. The Board knows of no reason why any of its Nominees would be unable to accept election.

To the knowledge of the Fund's management, as of the Record Date, the Directors, Nominees, and officers of the Fund owned, as a group, less than 1% of the outstanding shares of the Fund.

In addition, there are no individuals who own of record or are known by the Fund to own 5% or more of either class of the Fund's outstanding securities.

During the Fund's fiscal year ended September 30, 1999, the Board held six (6) meetings, and the Audit Committee of the Board met one (1) time. The Audit Committee provides oversight regarding (i) the Fund's accounting and financial reporting practices and (ii) the quality and objectivity of the Fund's financial statements. Each Director attended 75% or more of the respective meetings of the Board, and each Audit Committee member, comprising of John P. Allen II, Heather Wharton-Flynn, Scott R. Poole and Andrew Miller, attended 75% of more of the Audit Committee meetings.

None of the current Directors receives any compensation for his or her services other than reimbursement for travel and out-of-pocket expenses of the Independent Directors. It is anticipated that the new Board would approve compensation of $5,000 per year plus $1,000 for each Board meeting attended in person or by telephone. The Fund would also continue to reimburse each Independent Director for travel and out-of-pocket expenses. Directors or officers who are "interested persons" receive no compensation from the Fund. The Fund does not pay any other remuneration to its officers and/or Directors, nor does the Fund have a bonus, pension, profit-sharing, or retirement plan. None of the nominees have any significant financial interest in the proposed transaction.

The aggregate amount of compensation paid to each Nominee by all funds in the Conseco Family of Funds (the fund complex of which the Fund will be a part) for which such Nominee was a Board member (the number of which is set forth in parenthesis next to each Nominee's total compensation) for the year ended December 31, 1999, was as follows:

                                            Total Compensation
                                             From Fund Complex
         Name of Nominee                     Paid to Nominee*
         ---------------                    ------------------

         William P. Daves, Jr.                $27,000  (12)
         Maxwell E. Bublitz                   $0       (12)

         Dr. Jess H. Parrish                  $24,000  (12)
         David N. Walthall                    $27,000  (12)
         Harold W. Hartley                    $27,000  (12)
         Dr. R. Jan LeCroy                    $27,000  (12)

*Represents total compensation from all investment companies in the fund complex for which the Nominee serves as a Board Member.

        The Board recommends that shareholders vote FOR all the Nominees.





          PROPOSAL 5: RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The Fund's  independent  auditors  must be appointed by a majority of the Fund's
Independent Directors, and that appointment must be submitted to the Fund's shareholders for ratification or rejection. The employment of the independent auditors is conditioned upon the right of the Fund, by vote of a majority of its outstanding securities at any meeting called for that purpose, to terminate the employment without penalty.

The Fund's current independent auditors, Tait, Weller & Baker, Inc., were appointed by the Board, including a majority of the Independent Directors, to audit the books and records of the Fund for the current fiscal year ending September 30, 2000. However, in anticipation of the Transaction, a selection of new independent auditors is being proposed for approval by shareholders of the Fund.

The Board, including a majority of the Independent Directors, have selected, and recommend that shareholders ratify the selection of, PricewaterhouseCoopers LLP to audit the books and records of the Fund for the current fiscal year. Apart from fees received as independent auditors, neither PricewaterhouseCoopers LLP nor any of its partners has a direct, or material indirect, financial interest in the Fund. Representatives of PricewaterhouseCoopers LLP are expected to be present at the meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

     The Board recommends that shareholders vote FOR the ratification of the selection of PricewaterhouseCoopers LLP.


                                OTHER INFORMATION


PROXY SOLICITATION

The cost of preparing, printing, and mailing the enclosed proxy, notice, and proxy statement and all other costs in connection with the solicitation of proxies will be paid either by SSA or CCM. CCM will pay up to $50,000 of such cost. In addition to solicitation by mail, certain officers and representatives of the Fund, officers and employees of CCM and certain financial services firms and their representatives, may solicit proxies by telephone, telegraph or personally. In addition, SSA and CCM may retain Georgeson & Co. to solicit proxies on behalf of the Fund's Directors, the fee (estimated to be $8,000) for which will be borne by CCM and/or SSA.

GENERAL

A copy of your Fund's most recent annual report and semi-annual report are available without charge upon request by writing to the Fund, c/o Declaration Service Company, 555 North Lane, Suite 6160, Conshohocken, PA 19428, or by calling 1-626-844-1446.

FUND OFFICERS AND DIRECTORS

Information about the Fund's executive officers and directors is set forth below. The business address of each officer and director is 256 Raceway Drive, Suite 11, Mooresville, North Carolina 28115.

 NAME, AGE, AND POSITION                 PRINCIPAL OCCUPATION AND BUSINESS
       WITH FUND                           EXPERIENCE FOR PAST FIVE YEARS

John P. Allen, II, (Age 28)*         Previously was Vice President of marketing,
Director, President of the Fund      Nations Banc  Advisers,  Inc. from  1994 to
                                     1998.  Chief Executive  Officer of StockCar
                                     Stocks   Advisors,   LLC,  the   Investment
                                     Adviser to  StockCar  Stocks  Mutual  Fund,
                                     Inc.  since  May,  1998.  BS from  Davidson
                                     College. Mr. Allen received $72,000 as compensation from SSA in 1999.

Kimetha Torrence, (Age 29)*          Previously  was a  Broker in  Direct  Sales
Director, Secretary of the Fund      Unit of NationsBanc Investments,  Inc. from
                                     1996 to 1998.  President of StockCar Stocks
                                     Advisors,  LLC, the  Investment  Adviser to
                                     StockCar  Stocks  Mutual Fund,  Inc.  since
                                     May,  1998.  BA  from  Stetson  University,
                                     1993.  Ms. Torrence   received  $69,000  as
                                     compensation from SSA in 1999.

Pamela Clement, (Age 45)*            Partner  in   Piedmont  Venture   Partners,
Director                             venture    capital    firm,   since   1996.
                                     Previously was President,  Chief  Operating
                                     Officer and Director of Sovereign Advisers,
                                     a  financial  services  firm,   Co-Founder,
                                     Chairman  and  Director  of New York  based
                                     Prime  Asset  Management  Corp.,  and was a
                                     senior  officer at Smith  Barney and Lehman
                                     Brothers. She currently serves on the Board
                                     of   Directors   of  American   Aircarriers
                                     Support,  Inc.  (NASDAQ:AIRS) and on boards
                                     of a number of private portfolio  companies
                                     in   Piedmont's   venture  fund   including
                                     MotorTrax      Interactive.       MotorTrax
                                     Interactive  has licensing  agreements with
                                     NASCAR and dozens of top drivers, including
                                     Dale   Earnhardt   and  Jeff   Gordon,   to
                                     broadcast  the live  conversations  between
                                     drivers  and  crew  via  telephone  and the
                                     Internet.   Pam  has   over  23   years  of
                                     experience  as a venture  capitalist,  Wall
                                     Street    investment    professional    and
                                     institutional money manager.

David M. Furr, (Age 42)*             An  attorney  since  1983  practicing  with
Director                             Gray, Layton, Kersh, Solomon,  Sigmon, Furr
                                     & Smith, P.A. in Gastonia,  North Carolina,
                                     David brings  extensive  NASCAR  experience
                                     and  connections,  having  represented  the
                                     sale of Sports Image,  Inc.,  owned by Dale
                                     and Teresa Earnhardt, to Action Performance
                                     Companies,  Inc.  (NASDAQ:ACTN).   He  also
                                     served as  general  counsel  to the  NASCAR
                                     licensees  MotorTrax  Interactive  and Wave
                                     Media.  David brings  extensive Wall Street
                                     contracts,  having  assisted  in the public
                                     offerings of Action  Performance and Wheels
                                     Sports  Group   (NASDAQ:WHELE),   and  most
                                     recently took American Aircarriers Support,
                                     Inc. (NASDAQ:AIRS) public.

Scott R. Poole, (Age 28)             Associate  with   Bank  of  America  (f/k/a
Director                             NationsBank     Capital    Investors)    in
                                     Charlotte,  North  Carolina since 1995. Mr.
                                     Poole  works  in the  principal  investment
                                     group  which   provides  risk  capital  for
                                     growth  financings,  buyouts,  acquisitions
                                     and recapitalizations. Previously Mr. Poole
                                     was a  Financial  Analyst  with First Union
                                     Capital  Partners  specializing  in private
                                     equity  and  subordinated   debt  financing
                                     (1994-1995).    Graduated   University   of
                                     Virginia in 1994.

Andrew Miller, (Age 29)              President    of    Research    Solutions, a
Director                             quantitative research  and consulting  firm
                                     specializing  in  the  financial   services
                                     industry  since  1997.   Most  recently  he
                                     served as an Investment  and  Communication
                                     Consultant, providing marketing services at
                                     Putnam  Investments  in  Boston  (1996-97).
                                     Prior to working at Putnam Investments, Mr.
                                     Miller was  employed as an  Assistant  Vice
                                     President of Retirement Services Marketing at NationsBanc Advisors, Inc. (1992-96).

Heather Wharton-Flynn, (Age 32)      Previously   Product   Manager,  New   York
Director                             offices,  Chase  Manhattan  Bank (1988-90).
                                     Product Manager, United Bank of Switzerland
                                     in the Institutional Index Sales Department
                                     (1990-92). Ms. Wharton-Flynn also served as
                                     Vice President of Marketing for NationsBanc
                                     Advisors,  Inc.  (1992-97).   Currently  is
                                     President of Pentimento, LLC, an antique and art retail shop, in Charlotte, North
                                     Carolina since 1997.

*Indicates an "interested person" as defined in the Investment Company Act of 1940.


PROPOSALS OF SHAREHOLDERS

As a Maryland corporation, the Company is not required to hold annual shareholder meetings unless required under the 1940 Act, but will hold special meetings if required or deemed desirable. Since the Company does not hold regular shareholder meetings, the anticipated date of the next special shareholder meeting cannot be provided. To be included in the proxy solicitation material for a special shareholder meeting, a shareholder proposal must be received by the Company not later than four (4) months prior to the date when proxy statements are mailed to shareholders.

OTHER MATTERS TO COME BEFORE THE MEETING

The Board of the Fund is not aware of any matters that will be presented for action at the Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Fund.

VOTING, QUORUM

Each share of the Fund is entitled to one vote on each matter submitted to a vote of the holders of that class of shares of the Fund at the Meeting shares have cumulative voting rights.

Each valid proxy will be voted in accordance with the instructions on the proxy and as the persons named in the proxy determine on such other business as may come before the Meeting. If no instructions are given, the proxy will be voted FOR Items 1, 2, 3 and 5 and FOR Item 4, the election of the persons who have been nominated as directors of the Fund. Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Fund or in person at the time of the Meeting. Proxies given by telephone or electronically transmitted instruments may be counted if obtained pursuant to procedures designed to verify that such instructions have been authorized.

On Proposals 1, 3, 4 and 5, Direct Class shareholders and Advisor Class shareholders will vote together as a whole. On Proposal 2, approval of a new Rule 12b-1 Plan, Direct Class shareholders and Advisor Class shareholders will vote separately, with each Class voting on the Plan that applies to their share class. Proposal 1 requires the affirmative vote of a "majority of the outstanding voting securities" of the Class voting for the applicable Rule 12b-1 Plan.

A "majority of the outstanding voting securities", as defined in the 1940 Act, means the lesser of (1) 67% of the voting securities of the Fund (or Class of shares on Proposal 2) present at the meeting if more than 50% of the outstanding shares of the Fund (or Class on Proposal 2) are present in person or by proxy; or (2) more than 50% of the outstanding shares of the Fund (or Class on Proposal
2).

Proposal 3 requires the affirmative vote of two-thirds of the outstanding voting securities of the Fund. Proposal 4 requires a plurality vote of the total outstanding shares of the Fund for each nominee, which means that the six nominees receiving the largest number of votes will be elected. Proposal 5 requires the affirmative vote of a majority of the votes cast.

The Company's Articles of Incorporation and By-Laws provide that the presence at a shareholder meeting in person or by proxy of at least 33 1/3% of the shares of the Fund constitutes a quorum. If, by the time scheduled for the Meeting, a quorum of shareholders is not present or if a quorum is present but sufficient votes in favor of any of the items have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further soliciting of proxies from shareholders. Any adjournment will require the affirmative vote of a majority of the shares present (in person or by proxy) at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of adjournment if they determine that adjournment and additional solicitation are reasonable and in the interest of shareholders.

In counting shareholder votes, abstentions and "broker-non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted for purposes of determining whether a quorum is present for purposes of convening the Meeting. On Proposals 1, 2 and 3, abstentions and broker non-votes will be considered to be both present at the Meeting and issued and outstanding and, as a result, will have the effect of being counted as voted against the Proposals. On Proposal 4, abstentions and broker non-votes will have no effect; six nominees receiving the largest number of votes will be elected. On Proposal 5, abstentions and broker non-votes will not be counted as "votes cast" and will not affect the result of the vote. The Board recommends an affirmative vote on all Proposals.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By order of the Board of Directors,
Kimetha Torrence
Secretary

                                    EXHIBIT A

                                     FORM OF

                          INVESTMENT ADVISORY AGREEMENT

                Between CONSECO STOCKCAR STOCKS MUTUAL FUND, INC.

                                       and

                        CONSECO CAPITAL MANAGEMENT, INC.

         THIS INVESTMENT ADVISORY AGREEMENT is entered into as of this [____] day of [_________________, 2000], by and between Conseco StockCar Stocks Mutual Fund, Inc. (the "Company"), a Maryland corporation, and Conseco Capital Management, Inc. (the "Adviser"), a Delaware corporation.


                                   WITNESSETH:

         WHEREAS, the Company is registered under the Investment Company Act of 1940, as amended (the " 1940 Act"), as an open-end diversified management investment company;

         WHEREAS, the Company is authorized to issue various series of shares, each of which represents a separate diversified portfolio of investments, and may establish additional series of shares (each series now or hereafter listed on Schedule A hereto, as such schedule may be amended from time to time, shall be referred to herein as a "Fund");

         WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940;

         WHEREAS, the Company desires to retain the Adviser to render investment advice and furnish portfolio management services to each Fund; and

         WHEREAS, the Adviser is willing to render such advice and furnish such services pursuant to the terms and conditions set forth herein;

         NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, the parties mutually agree as follows:

         1. EMPLOYMENT; DUTIES OF THE ADVISER. (a) The Company hereby employs the Adviser as investment adviser of each Fund. The Adviser hereby accepts such employment and agrees to provide the services set forth herein in return for the compensation under Paragraph 8.

              (b) Subject to the supervision and direction of the Board of Directors of the Company (the "Directors"), the Adviser shall provide a continuous investment program for each Fund and shall, as part of its duties hereunder, (i) furnish investment research and management with respect to the investment of the assets of each Fund, (ii) determine from time to time securities or other investments to be purchased, sold, retained or lent by each Fund, (iii) furnish, without cost to each Fund, such office space, equipment, facilities and personnel as needed for servicing the investments of the Fund to the extent not provided by the Company's administrator under a separate agreement with the Company, (iv) maintain all books and records with respect to portfolio transactions of each Fund, and (v) permit its directors, officers and employees to serve, without compensation from the Company or each Fund, as Directors or officers of the Company. The Adviser shall carry out its duties under this Agreement in accordance with each Fund's stated investment objective, policies, and restrictions, the 1940 Act and other applicable laws and regulations, and such other guidelines as the Directors may reasonably establish from time to time.

              (c) The Adviser will place orders for each Fund either directly with the issuer or with any broker or dealer. In placing orders with brokers and dealers, the Adviser will attempt to obtain the best net results in terms of price and execution. Consistent with this obligation, the Adviser may, in its discretion, purchase and sell portfolio securities to and from brokers and dealers that provide brokerage and research services. The Adviser may pay such brokers and dealers a higher commission than may be charged by other brokers and dealers if the Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided. This determination may be viewed in terms either of the particular transaction or of the overall responsibility of the Adviser to the Funds and its other clients.

         2. RETENTION OF A SUB-ADVISER. Subject to such approval as may be required under the 1940 Act, the Adviser may retain a sub-adviser, at the Adviser's own cost and expense, for the purpose of making investment recommendations and research available to the Adviser. Retention of a sub-adviser with respect to any or all Funds shall in no way reduce the responsibilities or obligations of the Adviser under this Agreement, and the Adviser shall be responsible to the Company and each such Fund for all acts or omissions of the sub-adviser in connection with the performance of the Adviser's duties hereunder.

         3. INDEPENDENT CONTRACTOR STATUS; SERVICES NOT EXCLUSIVE. The Adviser shall, for all purposes herein, be deemed to be an independent contractor. The services to be rendered by the Adviser pursuant to the provisions of this Agreement are not to be deemed exclusive and the Adviser shall therefore be free to render similar or different services to others, provided that, its ability to render the services described herein shall not be impaired thereby.

         4. FURNISHING OF INFORMATION. (a) Each Fund shall from time to time furnish or make available to the Adviser detailed statements of the investments and assets of the Fund, information pertaining to the investment objectives and needs of the Fund, financial reports, proxy statements, and such legal or other information as the Adviser may reasonably request in connection with the performance of its obligations hereunder.

         (b) The Adviser will furnish the Directors with such periodic and special reports (including data on securities, economic conditions and other pertinent subjects) as the Directors may reasonably request.

         5. FUND RECORDS. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Adviser agrees that all records which it maintains for the Company shall be the property of the Company and shall be surrendered promptly to the Company upon request. The Adviser further agrees to preserve all such records for the periods prescribed by Rule 3la-2 under the 1940 Act. The Adviser agrees that it will maintain all records and accounts regarding the investment activities of each Fund in a confidential manner. All such accounts or records shall be made available within five (5) business days of request to the accountants or auditors of each Fund during regular business hours at the Adviser's offices. In addition, the Adviser will provide any materials reasonably related to the investment advisory services provided hereunder as may be reasonably requested in writing by the designated officers of the Company or as may be required by any duly constituted authority.

         6. ALLOCATION OF COSTS AND EXPENSES. (a) The Adviser shall pay the costs of rendering its services pursuant to the terms of this Agreement, other than the costs of securities (including brokerage commissions, if any) purchased by the Funds.

              (b) Each Fund shall bear all expenses of its operation (including its proportionate share of the general expenses of the Company) not specifically assumed by the Adviser. Expenses borne by each Fund shall include, but are not limited to, (i) organizational and offering expenses of the Fund and expenses incurred in connection with the issuance of shares of the Fund; (ii) fees of the Company's custodian and transfer agent; (iii) costs and expenses of pricing and calculating the net asset value per share for each class of the Fund and of maintaining the books and records required by the 1940 Act; (iv) expenditures in connection with meetings of shareholders and Directors, other than those called solely to accommodate the Adviser; (v) compensation and expenses of Directors who are not interested persons of the Company or the Adviser ("Disinterested Directors"); (vi) the costs of any liability, uncollectible items of deposit and other insurance or fidelity bond; (vii) the cost of preparing, printing, and distributing prospectuses and statements of additional information, any supplements thereto, proxy statements, and reports for existing shareholders;
(viii) legal, auditing, and accounting fees; (ix) trade association dues; (x) filing fees and expenses of registering and maintaining registration of shares of the Fund under applicable federal and state securities laws; (xi) brokerage commissions; (xii) taxes and governmental fees; and (xiii) extraordinary and non-recurring expenses.

              (c) To the extent the Adviser incurs any costs which are an obligation of a Fund as set forth herein and to the extent such costs have been reasonably rendered, the Fund shall promptly reimburse the Adviser for such costs.

         7. INVESTMENT ADVISORY FEES. (a) As compensation for the advice and services rendered and the expenses assumed by the Adviser pursuant hereto, each Fund shall pay to the

Adviser a fee computed at the annual rate set forth on Schedule A hereto, as such schedule may be amended from time to time.

              (b) The investment advisory fee shall be accrued daily by each Fund and paid to the Adviser at the end of each calendar month.

              (c) In the case this Agreement becomes effective or terminates with respect to any Fund before the end of any month, the investment advisory fee for that month shall be calculated on the basis of the number of business days during which it is in effect for that month.

         8. ADDITIONAL FUNDS. In the event that the Company establishes one or more series of shares with respect to which it desires to have the Adviser render services under this Agreement, it shall so notify the Adviser in writing. If the Adviser agrees in writing to provide said services, such series of shares shall become a Fund hereunder upon execution of a new Schedule A and the approval of the Directors and the shareholders of the series as required by the 1940 Act.

         9. COMPLIANCE WITH APPLICABLE LAW. Nothing contained herein shall be deemed to require the Funds to take any action contrary to (a) the Agreement and Declaration of Company of the Company, (b) the By-laws of the Company, or (c) any applicable statute or regulation. Nothing contained herein shall be deemed to relieve or deprive the Directors of their responsibility for and control of the conduct of the affairs of the Company or the Funds.

         10. LIABILITY. (a) In the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or reckless disregard by the Adviser of its obligations or duties hereunder, the Adviser shall not be subject to liability to the Company or any Fund or its shareholders for any act or omission in the course of or in connection with rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

              (b) No provision of this Agreement shall be construed to protect any Director or officer of the Company, or any director or officer of the Adviser, from liability to which such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence on the part of such person, or reckless disregard by such person of obligations or duties hereunder.

              (c) A copy of the Company's Amended and Restated Articles of Incorporation is on file with the Secretary of Maryland, and notice is hereby given that this Agreement is executed on behalf of the Directors as Directors and not individually. The Adviser acknowledges and agrees that the obligations of a Fund hereunder are not personally binding upon any of the Directors or shareholders of the Fund but are binding only upon property of that Fund and no other.

         11. TERM OF AGREEMENT. This Agreement shall become effective on the date above written with respect to each Fund listed on Schedule A hereto on such date and shall continue in effect for two years from such date unless sooner terminated as hereinafter provided. With respect to each series added by execution of a new Schedule A, this Agreement shall become effective on the date of such execution and shall remain in effect for two years after such execution unless sooner terminated as hereinafter provided. Thereafter, this Agreement shall continue in effect with respect to each Fund from year to year so long as such continuation is approved at least annually for each Fund by (i) the Directors or by the vote of a majority of the outstanding voting securities of the Fund, and (ii) the vote of a majority of the Disinterested Directors, with such vote being cast in person at a meeting called for the purpose of voting on such approval.

         12. TERMINATION. This Agreement may be terminated with respect to any Fund at any time without payment of any penalty (a) by the Directors or by vote of a majority of the outstanding voting securities of the Fund, upon delivery of sixty (60) days' written notice to the Adviser, or (b) by the Adviser upon sixty
(60) days' written notice to the Fund. Termination of this Agreement with respect to one Fund shall not affect the continued effectiveness of this Agreement with respect to any other Fund. This Agreement shall terminate automatically in the event of its assignment.

         13. AMENDMENT OF AGREEMENT. This Agreement may only be modified or amended by mutual written agreement of the parties hereto.

         14. NO WAIVER. The waiver by any party of any breach of or default under any provision or portion of this Agreement shall not operate as or be construed to be a waiver of any subsequent breach or default.

         15. USE OF NAME. In consideration of the execution of this Agreement, the Adviser hereby grants to the Company the right to use the name "Conseco" as part of its name and the names of the Funds. The Company agrees that in the event this Agreement is terminated, it shall immediately take such steps as are necessary to amend its name to remove the reference to "Conseco."

         16. APPLICABLE LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Indiana, except insofar as the 1940 Act may be controlling.

         17. DEFINITIONS. For purposes of application and operation of the provisions of this Agreement, the terms "majority of the outstanding voting securities, "interested persons," and "assignment" shall have the meaning as set forth in the 1940 Act. In addition, when the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is modified, interpreted or relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

         18. SEVERABILITY. The provisions of this Agreement shall be considered severable and if any provision of this Agreement is deemed to be invalid or contrary to any existing or future law, such invalidity shall not impair the operation of or affect any other provision of this Agreement which is valid.

         19. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

             IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and attested by their duly authorized officers on the day and year first above written.

ATTEST:                                                CONSECO STOCKCAR STOCKS
                                                          MUTUAL FUND, INC.



                                                     By:
---------------------------                             ------------------------
William P. Kovacs, Esq.                                 Maxwell E. Bublitz
                                                        President

ATTEST:                                              CONSECO CAPITAL MANAGEMENT,
                                                     INC.


                                                     By:
---------------------------                             ------------------------
William P. Kovacs, Esq.                              Maxwell E. Bublitz
                                                     President

                                    EXHIBIT B

                                     FORM OF

                        Plan of Distribution and Service
                             Pursuant to Rule 12b-1

                    CONSECO STOCKCAR STOCKS MUTUAL FUND, INC.

                             [_______________, 2000]

         WHEREAS, Conseco StockCar Stocks Mutual Fund, Inc. (the "Company"), a Maryland Corporation, is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company;

         WHEREAS, the Company is authorized to issue various series of shares, each of which represents a separate portfolio of investments, and may establish additional series of shares (each series of the Company shall be referred to herein as a "Fund"); and

         WHEREAS, the Company is authorized to issue shares of each Fund in one or more classes (each a "Class").

         WHEREAS, the Company has engaged Conseco Equity Sales, Inc. (the "Distributor") as distributor of the shares of the Fund pursuant to a Principal Underwriting Agreement dated [________, 2000]; and

         WHEREAS, the Company desires to adopt a Plan of Distribution and Service (the "Plan") pursuant to Rule 12b-1 under the 1940 Act with respect to those Classes of the Fund listed on Schedule A hereto, as such schedule may be amended from time to time, (each a "Designated Class" and collectively the "Designated Classes") and the Board of Directors of the Company (the "Directors") has determined that there is a reasonable likelihood that adoption of this Plan will benefit the Company, each Fund and the shareholders of each Designated Class thereof.

         NOW, THEREFORE, the Company, with respect to each Designated Class, hereby adopts this Plan in accordance with Rule12b-1, on the following terms and conditions:

1. Each Fund shall pay to the Distributor, as compensation for distributing each Designated Class's shares and for servicing shareholder accounts, a fee for each Designated Class computed at the annual rate set forth on Schedule A hereto, as such schedule may be amended from time to time. The fees shall be payable regardless of whether those fees exceed or are less than the actual expenses incurred by the Distributor with respect to that Designated Class in a particular year. Such compensation shall be calculated and accrued daily and paid monthly or at such other intervals as the Directors may determine.

2. As principal underwriter of each Designated Class's shares, the Distributor may spend such amounts as it deems appropriate on any activities or expenses primarily intended to result in the sale of such shares, including, but not limited to, compensation to employees of the Distributor; compensation to the Distributor and to brokers, dealers or other financial intermediaries that have a Selling Group Agreement in effect with the Distributor ("Authorized Dealers"); expenses of the Distributor and Authorized Dealers, including overhead, salaries, and telephone and other communication expenses; the printing of prospectuses, statements of additional information, and reports for other than existing shareholders; and the preparation, printing, and distribution of sales literature and advertising materials.

         The Distributor may spend such amounts as it deems appropriate on the servicing of shareholder accounts, including, but not limited to, maintaining account records for shareholders; answering inquiries relating to shareholders' accounts, the policies of the Funds and the performance of their investments; providing assistance and handling transmission of funds in connection with purchase, redemption and exchange orders for shares; providing assistance in connection with changing account setups and enrolling in various optional services; and producing and disseminating shareholder communications or servicing materials; and may pay compensation and expenses, including overhead, salaries, and telephone and other communications expenses, to Authorized Dealers and employees who provide such services.

3. This Plan shall not take effect with respect to any Class of a Fund until the Plan, together with any related agreement(s), has been approved for the Class of the fund by votes of a majority of both (a) the Directors and (b) those Directors who are not "interested persons" of the Company (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan (the "Rule 12b-1 Directors") cast in person at a meeting called for the purpose of voting on the Plan and such related agreement(s); and only if the Directors who approve the Plan have reached the conclusion required by 12b-1(e) with respect to that Class's shares.

4. This Plan shall remain in effect for one year from the date above written and shall continue in effect with respect to each Designated Class thereafter so long as such continuance is specifically approved at least annually in the manner provided for approval of this Plan in paragraph 3.

5. The Distributor shall provide to the Directors and the Directors shall review, at least quarterly, a written report of the amounts expended by the Distributor under the Plan and the purposes for which such expenditures were made.

6. This Plan may be terminated with respect to any Designated Class at any time by vote of a majority of the Rule 12b-1 Directors or by vote of a majority of the outstanding voting securities (as defined in the 1940
         Act) of that Designated Class, voting separately from any other Class.

7. This Plan may not be amended to increase materially the amount of compensation payable by any Designated Class under paragraph 1 hereof unless such amendment is approved by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of that Designated Class, voting separately from any other Class. No material amendment to the Plan shall be made unless approved in the manner provided in paragraph 3 hereof.

8. While this Plan is in effect, the selection and nomination of Directors who are no "interested persons" of the Company (as defined in the 1940
         Act) shall be committed to the discretion of the Directors who are themselves not such interested persons.

9. The Company shall preserve copies of this Plan and any related agreements and all reports made pursuant to paragraph 5 hereof, for a period of not less than six years from the date of the Plan, any such agreement, or any such report, as the case may be, the first two years in an easily accessible place.


         IN WITNESS WHEREOF, the Company has executed this Plan as of the day and year first above written.

                                            CONSECO STOCKCAR STOCKS MUTUAL
                                            FUND, INC.

                                            By:
                                               ---------------------------------
                                               Maxwell E. Bublitz
                                               President

                                   SCHEDULE A

                  Series                                    Annual Fee
                  ------                                    ----------
         Conseco StockCar Stocks Mutual Fund, Inc.
                  Advisor Class                               0.25%
                  Direct Class                                0.25%

                                    EXHIBIT C

                         ADVISORY AGREEMENT FEE SCHEDULE

                    FOR CONSECO FUNDS AS OF DECEMBER 31, 1999


Fund Name                                             Compensation
----------------------------------------              ------------
Conseco Series Trust
     Balanced Portfolio                               0.65%
     Fixed Income Portfolio                           0.50%
     Equity Portfolio                                 0.65%
     Government Portfolio                             0.50%
     Money Market Portfolio                           0.50%
     Conseco High Yield Portfolio                     0.70%
     Conseco 20 Focus Portfolio                       0.70%

Conseco Fund Group
     Conseco Fixed Income Fund                        0.45%
     Conseco High Yield Fund                          0.70%
     Conseco Convertible Securities Fund              0.85%
     Conseco Balanced Fund                            0.70%
     Conseco Equity Fund                              0.70%
     Conseco 20 Fund                                  0.70%

 Conseco Strategic Income Fund                        0.90%

                                    EXHIBIT D

                 AMENDED AND RESTATED ARTICLES OF INCORPORATION
                                       OF
                    CONSECO STOCKCAR STOCKS MUTUAL FUND, INC.

Conseco  Stockcar  Stocks  Mutual  Fund,  Inc.,  a  Maryland   corporation  (the
"Corporation"), desires to amend and restate its existing Articles of Incorporation by adopting the following Amended and Restated Articles of Incorporation, as approved by a majority of the Board of Directors on ______, 2000 and as approved by an affirmative vote of shareholders holding two thirds of the outstanding voting securities of the Corporation. The provisions set forth in this Amended and Restated Articles of Incorporation amend several provisions of the existing Articles of Incorporation and restate all the provisions of the charter currently in effect and otherwise permitted by Maryland General Corporate Law.

FIRST: Incorporator

         Vera M. Norris, whose post office address is 11 East Chase Street, Baltimore, MD 21202, being at least eighteen years of age, under and by virtue of the General Laws of the State of Maryland authorizing the formation of corporations, did act as the sole incorporator with the intention of forming a corporation.

SECOND: Name.

         The name of the  Corporation  is Conseco  Stockcar  Stocks Mutual Fund,
Inc.

THIRD:  Duration.

         The duration of the Corporation shall be perpetual.

FOURTH:  Corporate Purposes.

         The purposes for which the Corporation is formed are to act as an open-end management investment company under the Investment Company Act of 1940, as amended, and to exercise and enjoy all of the powers, rights and privileges granted to, or conferred upon, corporations of a similar character by the Public General Laws of the State of Maryland now or hereafter in force.

FIFTH:  Address and Resident Agent.

         The post office address of the principal office of the Corporation in this State is c/o CSC - Lawyers Incorporating Service Company, 11 East Chase
Street, Baltimore, Maryland 21202. The name of the resident agent of the Corporation in this State is CSC - Lawyers Incorporating Service Company, and the post office address of the resident agent is 11 East Chase Street, Baltimore, Maryland 21202.

SIXTH:  Capital Stock.

         Section 6.1. Authority to Issue. The total number of shares of capital stock which the Corporation shall have authority to issue is five hundred million (500,000,000) shares, $0.001 par value per share ("Shares"), having an aggregate par value of $500,000, comprising 500 million (500,000,000) Shares of the Conseco Stockcar Stocks Mutual Fund. The Shares may be issued by the Board of Directors in such separate and distinct series ("Series") and classes of Series ("Classes") as the Board of Directors shall from time to time create and establish. The Board of Directors shall have full power and authority, in its sole discretion, to create and establish Series and Classes having such preferences, rights, voting powers, terms of conversion, restrictions, limitations on dividends, qualifications, and terms and conditions of redemption as shall be fixed and determined from time to time by resolution or resolutions providing for the issuance of such Shares adopted by the Board of Directors. In event of establishment of Classes, each Class of a Series shall represent interests in the assets of that Series and have identical voting, dividend, liquidation and other rights and the same terms and conditions as any other Class of that Series, except as provided in these Articles of Incorporation and except that expenses allocated to the Class of a Series may be borne solely by such Class as shall be determined by the Board of Directors and a Class of a Series may have exclusive voting rights with respect to matters affecting only that Class. Expenses related to the distribution of, and other identified expenses that should properly be allocated to, the Shares of a particular Class or Series may be charged to and borne solely by such Class or Series and the bearing of expenses solely by a Class or Series may be appropriately reflected (in a manner determined by the Board of Directors) and cause differences in the net asset value attributable to, and the dividend, redemption and liquidation rights of, the Shares of each Class or Series. In addition, the Board of Directors is hereby expressly granted authority to increase or decrease the number of Shares of any Series or Class, but the number of Shares of any Series or Class shall not be decreased by the Board of Directors below the number of Shares thereof then outstanding.

         The Board of Directors of the Corporation is authorized from time to time to classify or to reclassify, as the case may be, any unissued Shares of the Corporation in separate Series or Classes. The Shares of said Series or Classes shall have such preferences, rights, voting powers, terms of conversion, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption as shall be fixed and determined from time to time by the Board of Directors. The Corporation may hold as treasury shares, reissue for such consideration and on such terms as the Board of Directors may determine, or cancel, at their discretion from time to time, any Shares reacquired by the Corporation. No holder of any of the Shares shall be entitled as of right to subscribe for, purchase, or otherwise acquire any Shares of the Corporation which the Corporation proposes to issue or reissue.

         The Corporation shall have authority to issue any additional Shares hereafter authorized and any Shares redeemed or repurchased by the Corporation. All Shares of any Series or Class when properly issued in accordance with these Articles of Incorporation shall be fully paid and nonassessable.

         Section 6.2. Redemption by Stockholders. Each holder of Shares ("Stockholder") shall have the right at such times as may be permitted by the Corporation to require the Corporation to redeem all or any part of his or her Shares at a redemption price per Share equal to the net asset value per Share at such time as the Board of Directors shall have prescribed by resolution. In the absence of such resolution, the redemption price per Share shall be the net asset value next determined (in accordance with Section 6.4) after receipt by the Corporation of a request for redemption in proper form less such charges as are determined by the Board of Directors and described in the Corporation's Registration Statement under the Securities Act of 1933. The Board of Directors may specify conditions, prices, and places of redemption, and may specify binding requirements for the proper form or forms of requests for redemption. Payment of the redemption price may be wholly or partly in securities or other assets at the value of such securities or assets used in such determination of net asset value, or may be in cash. Notwithstanding the foregoing, the Board of Directors may postpone payment of the redemption price and may suspend the right of the holders of Shares to require the Corporation to redeem Shares during any period or at any time when and to the extent permissible under the Investment Company Act of 1940.

         Section 6.3. Redemption by the Corporation. If, at any time, when a request for transfer or redemption of Shares of any Series is received by the Corporation or its agent, the value of the Shares of such Series in a Stockholder's account is less than two hundred fifty dollars ($250), or such greater amount as the Board of Directors in their discretion shall have determined, after giving effect to such transfer or redemption, the Board of Directors may cause the Corporation to redeem at current net asset value the remaining Shares of such Series in such Stockholder's account. No such redemption shall be effected unless the Corporation has given the Stockholder at least sixty (60) days' notice of its intention to redeem the Shares and an opportunity to purchase a sufficient number of additional Shares to bring the current net asset value of his or her Shares in such Series to two hundred fifty dollars ($250). Upon redemption of Shares pursuant to this Section, the Corporation shall promptly cause payment of the full redemption price to be made to the holder of Shares so redeemed.

         Section 6.4. Net Asset Value per Share. The net asset value of each Share of the Corporation, or each Series or Class, shall be the quotient obtained by dividing the value of the net assets of the Corporation, or if applicable of the Series (being the value of the assets of the Corporation or of the particular Series less its actual and accrued liabilities exclusive of capital stock and surplus), by the total number of outstanding Shares of the Corporation, or of the Series. Such determination may be made on a Series-by-Series basis or made or adjusted on a Class-by-Class basis, as appropriate and shall include any expenses allocated to a specific Series or Class thereof. The Board of Directors shall have the power and duty to determine from time to time the net asset value per Share at such times and by such methods as it shall determine, subject to any restrictions or requirements under the Investment Company Act of 1940, as amended, and the rules, regulations and interpretations thereof promulgated or issued by the Securities and Exchange Commission or insofar as permitted by any order of the Securities and Exchange Commission applicable to the Corporation. The Board of Directors may delegate such power and duty to any one or more of the directors and officers of the Corporation, the Corporation's administrator, investment adviser, custodian or depository of the Corporation's assets, or another agent of the Corporation.

         Section 6.5. Establishment of Series or Class. The establishment of any Series or Class shall be effective upon the adoption of a resolution by a majority of the Directors setting forth such establishment and designation and the relative rights and preferences of the Shares of such Series or Class. At any time that there are no Shares outstanding of any particular Series or Class previously established and designated, the Directors may by a majority vote abolish that Series or Class and the establishment and designation thereof.

         Section 6.6. Assets and Liabilities of Series. All consideration received by the Corporation for the issuance or sale of Shares of a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange, or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form, shall be referred to as "assets belonging to" that Series. In addition, any assets, income, earnings, profits, and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular Series shall be allocated by the Board of Directors between and among one or more of the Series in such manner as the Board of Directors, in its sole discretion, deems fair and equitable. Each such allocation shall be conclusive and binding upon the Stockholders of all Series for all purposes, and shall be referred to as assets belonging to that Series. The assets belonging to a particular Series shall be so recorded upon the books of the Corporation. The assets belonging to each particular Series shall be charged with the liabilities of that Series and all expenses, costs, charges, and reserves attributable to that Series or allocable to any particular Class thereof shall be borne by that Series or allocable to any particular Class. Any general liabilities, expenses, costs, charges, or reserves of the Corporation which are not readily identifiable as belonging to any particular Series or Class shall be allocated and charged by the Board of Directors between or among any one or more of the Series or Classes in such a manner as the Board of Directors in its sole discretion deems fair and equitable. Each such allocation shall be conclusive and binding upon the Stockholders of all Series or Classes for all purposes.

         Section 6.7. Dividends. Dividends and distributions on Shares with respect to each Series or Class may be declared and paid with such frequency and in such form and amount as the Board of Directors may from time to time determine. Dividends may be declared daily or otherwise pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Board of Directors may determine.

         All dividends and distributions of Shares of a particular Series shall be distributed pro rata to the holders of that Series in proportion to the number of Shares of that Series held by such holders at the date and time of record established for the payment of such dividends or distributions, except that such dividends and distributions shall appropriately reflect expenses allocated to a particular Class of such Series.

         The Board of Directors shall have the power, in its sole discretion, to distribute in any fiscal year as dividends (including dividends designated in whole or in part as capital gain distributions) amounts sufficient, in the opinion of the Board of Directors, to enable the Corporation, or where applicable each Series of the Corporation, to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, or any successor or comparable statute thereto, and regulations promulgated thereunder, and to avoid liability of the Corporation, or each Series of the Corporation, for federal income tax in respect of that year. The foregoing shall not limit the authority of the Board of Directors to make distributions greater than or less than the amount necessary to qualify as a regulated investment company and to avoid liability of the Corporation, or any Series of the Corporation, for such tax.

         Dividends and distributions may be paid in cash, property or Shares, or a combination thereof, as determined by the Board of Directors or pursuant to any program that the Board of Directors may have in effect at the time. Any such dividend or distribution paid in Shares will be paid at the current net asset value thereof as defined in Section 6.4.

         Section 6.8. Classes of Stock. Two hundred fifty million (250,000,000) Shares of the Conseco Stockcar Stocks Mutual Fund are designated Direct Class; and two hundred fifty million (250,000,000) Shares of the Conseco Stockcar Stocks Mutual Fund are designated Advisor Class. The Direct Class and the Advisor Class of each Series represent interests in the same investment portfolio of such Series. Shares of each Class of Common Stock of a Series shall be subject to all provisions of Article SIXTH hereof relating to stock of the Corporation generally and shall have the same preferences, conversion and other rights, voting powers (except as otherwise provided herein), restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption, except as follows:

                           (1) The dividends and distributions of investment income and capital gains with respect to the Common Stock shall be in such amount as may be declared from time to time by the Board of Directors, and such dividends and distributions may vary between the Classes to reflect differing allocations of the expenses of each Series of the Corporation between the Classes to such extent and for such purposes as the Board of Directors may deem appropriate.

                           (2) The proceeds of the redemption of a Share of Common Stock (including a fractional share) shall be reduced by the amount of any applicable contingent deferred sales charge payable on such redemption to the distributor of the Common Stock pursuant to the terms of the issuance of the Shares (to the extent consistent with the Investment Company Act of 1940, as amended, or regulations or exemptions thereunder) and the Corporation shall promptly pay to such distributor the amount of such contingent deferred sales charge.

SEVENTH:  Issuance of Common Stock.

         Section 7.1. Issuance of New Stock. The Board of Directors is authorized to issue and sell or cause to be issued and sold from time to time (without the necessity of offering the same or any part thereof to existing Stockholders) all or any portion or portions of the entire authorized but unissued Shares of the Corporation, and all or any portion or portions of the Shares of the Corporation from time to time in its treasury, for cash or for any other lawful consideration or considerations and on or for any terms, conditions, or prices consistent with the provisions of law and of the Articles of Incorporation at the time in force; provided, however, that in no event shall Shares of the Corporation be issued or sold for a consideration or considerations less in amount or value than the par value of the Shares so issued or sold, and provided further that in no event shall any Shares of the Corporation be issued or sold, except as a stock dividend distributed to Stockholders, for a consideration (which shall be net to the Corporation after underwriting discounts or commissions) less in amount or value than the net asset value of the Shares so issued or sold determined as of such time as the Board of Directors shall have by resolution prescribed. In the absence of such a resolution, such net asset value shall be that next determined after an unconditional order in proper form to purchase such Shares is accepted, except that Shares may be sold to an underwriter at (a) the net asset value next determined after such orders are received by a dealer with whom such underwriter has a sales agreement or (b) the net asset value determined at a later time.

         Section 7.2. Issuance of Fractional Shares. The Corporation may issue and sell fractions of Shares having pro rata all the rights of full Shares, including, without limitation, the right to vote and to receive dividends, and wherever the words "Share" or "Shares" are used in these Articles or in the By-Laws they shall be deemed to include fractions of Shares, where the context does not clearly indicate that only full Shares are intended.

EIGHTH:  Voting.

         On each matter submitted to a vote of the Stockholders, each holder of a Share shall be entitled to one vote for each Share and fractional votes for fractional Shares standing in his or her name on the books of the Corporation; provided, however, that when required by the Investment Company Act of 1940, as amended, or rules thereunder or when the Board of Directors has determined that the matter affects only the interests of one Series or Class, matters may be submitted to a vote of the Stockholders of a particular Series or Class, and each holder of Shares thereof shall be entitled to votes equal to the full and fractional Shares of the Series or Class standing in his or her name on the books of the Corporation. The presence in person or by proxy of the holders of one-third of the Shares outstanding and entitled to vote shall constitute a quorum for the transaction of business at a Stockholders' meeting, except that where any provision of law or of these Articles of Incorporation permit or require that holders of any Series or Class shall vote as a Series or Class, one-third of the aggregate number of Shares of that Series or Class outstanding and entitled to vote shall constitute a quorum for the transaction of business by that Series or Class.

         Notwithstanding any provision of law requiring a greater proportion than a majority of the votes of all Shares of the Corporation or of all Series or Classes (or of any Series or Class entitled to vote thereon as a separate Series or Class) to take or authorize any action, in accordance with the authority granted by Section 2-104(b)(5) of the Maryland Corporations and Associations Code, the Corporation is hereby authorized to take such action upon the concurrence of a majority of the aggregate number of Shares entitled to vote thereon (or of a majority of the aggregate number of Shares of a Series or Class entitled to vote thereon as a separate Series or Class). The right to cumulate votes in the election of directors is expressly prohibited.

NINTH:  Board of Directors.

         All corporate powers and authority of the Corporation (except as otherwise provided by statute, these Articles of Incorporation, or the By-Laws of the Corporation) shall be vested in and exercised by the Board of Directors. The number of directors constituting the Board of Directors shall be such number as may from time to time be fixed in or in accordance with the By-Laws of the Corporation, provided that after stock is issued to more than one Stockholder, such number shall not be less than three. Except as provided in the By-Laws, the election of directors may be conducted in any way approved at the meeting (whether of Stockholders or directors) at which the election is held, provided that such election shall be by ballot whenever requested by any person entitled to vote. The names of the persons who shall act as directors of the Corporation until their respective successors are duly chosen and qualified are William P. Daves, Jr., Harold W. Hartley, Dr. R. Jan LeCroy, Dr. Jess H. Parrish, David N. Walthall, and Maxwell E. Bublitz.

TENTH:  Contracts.

         Section 10.1. Contracts in General. The Board of Directors may in its discretion from time to time enter into an exclusive or nonexclusive distribution contract or contracts providing for the sale of Shares whereby the Corporation may either agree to sell Shares to the other party to the contract or appoint such other party its sales agent for such Shares (such other party being herein sometimes called the "underwriter"), and in either case on such terms and conditions as may be prescribed in the By-Laws, if any, and such further terms and conditions as the Board of Directors may in its discretion determine not inconsistent with the provisions of these Articles of Incorporation and such contract may also provide for the repurchase of Shares of the Corporation by such other party or parties as agent of the Corporation. The Board of Directors may also in its discretion from time to time enter into an investment advisory or management contract or contracts whereby the other party to such contract shall undertake to furnish to the Board of Directors such management, investment advisory, statistical and research facilities and services and such other facilities and services, if any, and all upon such terms and conditions as the Board of Directors may in its discretion determine.

         Section 10.2. Parties to Contracts. Any contract of the character described in Section 10.1 or for services as administrator, custodian, transfer agent or disbursing agent or related services may be entered into with any corporation, firm, trust or association, although any one or more of the directors or officers of the Corporation may be an officer, director, trustee, stockholder or member of such other party to the contract, and no such contract shall be invalidated or rendered voidable by reason of the existence of any such relationship, nor shall any person holding such relationship be liable merely by reason of such relationship for any loss or expense to the Corporation under or by reason of said contract or accountable for any profit realized directly or indirectly therefrom, provided that the contract when entered into was reasonable and fair and not inconsistent with the provisions of this Article TENTH. The same person (including a firm, corporation, trust, or association) may be the other party to contracts entered into pursuant to Section 10.1 above, and any individual may be financially interested or otherwise affiliated with persons who are parties to any or all of the contracts mentioned in this Section 10.2.

ELEVENTH:  Liability of Directors and Officers.

         Section 11.1. Liability. To the maximum extent permitted by applicable law (including Maryland law and the Investment Company Act of 1940) as currently in effect or as may hereafter be amended, no director or officer of the Corporation shall be liable to the Corporation or its stockholders for money damages.

         Section 11.2. Indemnification. To the maximum extent permitted by applicable law (including Maryland law and the Investment Company Act of 1940) currently in effect or as may hereafter be amended, the Corporation shall indemnify and advance expenses as provided in the By-Laws to its present and past directors, officers, employees and agents, and persons who are serving or have served at the request of the Corporation as a director, officer, employee or agent in similar capacities for other entities.

         Section 11.3. Insurance. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify him or her against such liability.

         Section 11.4. Modification. Any repeal or modification of this Article ELEVENTH by the Stockholders of the Corporation, or adoption or modification of any other provision of the Articles of Incorporation or By-Laws inconsistent with this Article ELEVENTH, shall be prospective only, to the extent that such repeal or modification would, if applied retrospectively, adversely affect any limitation on the liability of any director or officer of the Corporation or indemnification available to any person covered by these provisions with respect to any act or omission which occurred prior to such repeal, modification or adoption.

TWELVETH:  Amendment.

         Section 12.1. Articles of Incorporation. The Corporation reserves the right from time to time to make any amendment of these Articles of Incorporation, now or hereafter authorized by law, including any amendment which alters contract rights, as expressly set forth in these Articles of Incorporation, of any outstanding Shares. The Board of Directors may in its discretion amend these Articles of Incorporation without Stockholder approval as permitted by Maryland General Corporate Law. Any amendment to these Articles of Incorporation that requires the approval of Stockholders may be adopted at a meeting of the Stockholders upon receiving an affirmative vote of a majority of all votes entitled to be cast thereon.

         Section 12.2. By-Laws. Except as may otherwise be provided in the By-Laws, the Board of Directors of the Corporation is expressly authorized to make, alter, amend and repeal By-Laws or to adopt new By-Laws of the Corporation, without any action on the part of the Stockholders; but the By-Laws made by the Board of Directors and the power so conferred may be altered or repealed by the Stockholders. IN WITNESS WHEREOF, CONSECO Stockcar Stocks Mutual Fund, Inc. has caused these presents to be signed in its name and on its behalf by its [Vice President] and attested by the Corporation's [Secretary] on this __ day of March, 2000, who swear under penalty of perjury to the best of their knowledge, information and belief, that the matters and facts set forth in these Articles are true in all material respects.


                    CONSECO Stockcar Stocks Mutual Fund, Inc.

                    By:
                       ---------------------------------------

                    Attest:
                           -----------------------------------

                              YOUR VOTE IS NEEDED!

    Please vote on the reverse side of this form and sign this form in the space provided. Please return your completed proxy in the enclosed envelope today!

    The signers of this proxy hereby appoint Krista Ziegler and David F. Ganley, and each of them, attorneys and proxies, with power of substitution in each, to vote all shares for the signers at the special meeting of shareholders to be held April 12, 2000, and at any adjournments thereof, as specified herein, and in accordance with their best judgment, on any other business that may properly come before this meeting. If no specification is made herein, all shares will be voted to "approve" the proposal set forth on this proxy.

1. To  approve  a new  investment  advisory   agreement  with  Conseco   Capital
Management, Inc.:
             For [_]            Against [_]            Abstain [_]

2. To approve a new Rule 12b-1 distribution plan:
             For [_]            Against [_]            Abstain [_]

3. To  approve  the Amended and  Restated  Articles  of  Incorporation:
             For [_]            Against [_]            Abstain [_]

4. To elect the following as directors: 01) Maxwell E. Bublitz 02) William P. Daves, Jr. 03) Dr. Jess H. Parrish 04) David N. Walthall 05) Dr. R. Jan LeCroy
06) Harold W. Hartley
             For [_]            Against [_]     For all Except [_]

To withhold authority to vote for any individual nominee(s), please print the number(s) of such nominee(s) on the line below

---------------------------------------------------------------

5. To  ratify  the  selection  of  PricewaterhouseCoopers  LLP   as  the  Fund's
independent auditors for the current fiscal year.

             For [_]            Against [_]            Abstain [_]

                        STOCKCAR STOCKS MUTUAL FUND, INC.
                       SHAREHOLDER MEETING APRIL 12, 2000
                                     BALLOT

UNLESS INDICATED TO THE CONTRARY, THIS PROXY GRANTS THE AUTHORITY TO VOTE, IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT THEREOF.

Signature(s) (All registered owners of accounts shown to the left must sign. If a corporation, estate or trust, please indicate your capacity or title.)

                       X
                       ---------------------------------------------------------
                       Signature                                            Date

                       X
                       ---------------------------------------------------------
                       Signature                                            Date


Please vote using blue or black ink to mark an X in one of the three boxes provided on your ballot. Mark--Approve, Against or Abstain. Then sign, date and return your ballot in the accompanying postage-paid envelope. All registered owners of an account, as shown in the address on the ballot, must sign the ballot. If you are signing for a corporation, trust or estate, please indicate your title or position.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF STOCKCAR STOCKS MUTUAL FUND, INC. WHICH RECOMMENDS A VOTE TO "APPROVE" ALL MATTERS.

           PLEASE VOTE TODAY! PLEASE VOTE PROMPTLY! PLEASE VOTE TODAY!